UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 28, 2014, Cleco Corporation (the “Company”) reported earnings for the quarter and nine months ended September 30, 2014. For additional information regarding the Company’s earnings for this period, please refer to the press release attached to this report as Exhibit 99.1 (the “Press Release”), which is incorporated by reference herein.

At 8:30 a.m. Central time (9:30 a.m. Eastern time), Wednesday, October 29, 2014, management of the Company will host a conference call to discuss the Company’s results for the quarter and nine months ended September 30, 2014. The call will be broadcast live on the internet and replays will be available for 12 months. The webcast may be accessed through the Company’s website at www.cleco.com by selecting “Investors,” and then “Q3 2014 Cleco Corporation Earnings Conference Call.”

Item 7.01    Regulation FD Disclosure.

On October 28, 2014, the Company issued a press release reporting its initial earnings guidance for 2015 and outlining its long-term capital expenditure forecast. For additional information, please refer to the Press Release attached to this report, which is incorporated by reference herein.

The information being furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or of any of its subsidiaries, including Cleco Power LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release issued October 28, 2014, regarding Cleco Corporation’s earnings for the quarter and nine months ended September 30, 2014, earnings guidance for 2015, and its five-year capital expenditure forecast for 2015 through 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: October 28, 2014	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1
Press Release issued October 28, 2014, regarding Cleco Corporation’s earnings for the quarter and nine months ended September 30, 2014, earnings guidance for 2015, and its five-year capital expenditure forecast for 2015 through 2019.